Sound Equity Dividend Income ETF

SCHEDULE OF INVESTMENTS at August 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.3%
Advertising - 4.5%
Omnicom Group, Inc.	14,534	$1,177,399

Apparel - 2.0%
Carter's, Inc.	7,342	525,467

Banks - 5.6%
Citigroup, Inc.	15,267	630,374
M&T Bank Corp.	4,884	610,744
Truist Financial Corp.	7,816	238,779
		1,479,897
Chemicals - 6.8%
Dow, Inc.	10,048	548,219
LyondellBasell Industries NV - Class A	12,712	1,255,564
		1,803,783
Commercial Services - 3.0%
H&R Block, Inc.	19,829	792,763

Computers - 3.7%
International Business Machines Corp.	6,580	966,141

Cosmetic & Personal Care - 2.0%
Kenvue, Inc.	23,111	532,713

Cosmetics & Personal Care - 2.3%
Unilever PLC - ADR	11,907	607,495

Diversified Financial Services - 3.1%
Franklin Resources, Inc.	30,958	827,817

Electric - 4.6%
Edison International	10,384	714,938
Entergy Corp.	5,183	493,681
		1,208,619
Healthcare - Products - 4.3%
Patterson Companies Inc.	38,222	1,148,189

Insurance - 3.1%
Principal Financial Group, Inc.	10,602	823,881

Office & Business Equipment - 2.0%
Xerox Holdings Corp.	33,019	524,672

Oil & Gas - 9.2%
HF Sinclair Corp.	9,257	509,968
TotalEnergies SE - ADR	15,338	964,914
Valero Energy Corp.	7,356	955,544
		2,430,426
Packaging & Containers - 4.4%
Greif, Inc. - Class B	15,662	1,167,289

Pharmaceuticals - 10.8%
AbbVie, Inc.	8,146	1,197,136
GSK PLC - ADR	22,756	799,419
Pfizer, Inc.	24,079	851,915
		2,848,470
Pipelines - 7.5%
Enbridge, Inc.	27,921	979,469
ONEOK, Inc.	15,336	999,907
		1,979,376
Retail - 5.7%
MSC Industrial Direct Co., Inc. - Class A	6,935	707,786
Walgreens Boots Alliance, Inc.	31,270	791,444
		1,499,230
Savings & Loans - 4.5%
New York Community Bancorp, Inc.	96,973	1,190,829

Telecommunications - 7.6%
AT&T, Inc.	56,964	842,498
Cisco Systems, Inc.	20,072	1,151,129
		1,993,627
Toys, Games & Hobbies - 2.6%
Hasbro, Inc.	9,471	681,912

Total Common Stocks
(Cost $25,013,986)		26,209,995

Short-Term Investments - 0.3%
Money Market Fund - 0.3%
First American Government Obligations Fund, Class X, 5.428% (1)	69,813	69,813
Total Short-Term Investments
(Cost $69,813)		69,813

Total Investments in Securities - 99.6%
(Cost $25,083,799)		26,279,808
Other Assets in Excess of Liabilities - 0.4%		116,623
Net Assets - 100.0%		$26,396,431

ADR	American Depositary Receipt.
(1)	The rate shown is the annualized seven-day effective yield as of August 31, 2023.

Summary of Fair Value Exposure at August 31, 2023 (Unaudited)

The Sound Equity Dividend Income ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$26,209,995	$—	$—	$26,209,995
Short-Term Investments	69,813	—	—	69,813
Total Investments in Securities	$26,279,808	$—	$—	$26,279,808

(1) See Schedule of Investments for the industry breakout.